                                                                   Exhibit 3.109

FORM CD-72-30M-4/86-808881

--------                                              FEDERAL IDENTIFICATION
EXAMINER                                              NO. 042482502
                                                          ---------

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  ------------

I, Richard F. Wolf                                               , President and
                                                                 , Clerk

                                Wolf Coach, Inc.
-------------------------------------------------------------------------------
                              (Name of Corporation)

located at 7 "B" Street, Auburn, MA  01501
           -------------------------------

---------
NAME       do hereby certify that the following amendment to the articles of
APPROVED organization of the corporation was duly adopted by unanimous consent dated August 15, 1988, by vote of
[ ]
            400    shares of      common       out of   400  shares outstanding,
[ ]        ------            -----------------        ------
                             (Class of Stock)
[ ]                shares of                   out of        shares outstanding,
           ------            -----------------        ------
                             (Class of Stock)
                   shares of                   out of        shares outstanding,
           ------            -----------------        ------
                             (Class of Stock)

           being at least a majority of each class outstanding and entitled to vote thereon.

           CROSS OUT
           INAPPLICABLE
           CLAUSE

           To amend Article 2 of the Articles of Organization of the Corporation in order to add thereto the following new purposes:

           To conduct or engage in electrical contracting and installation and any other activity incident or advantageous to the electrical business.

           (1) For amendments adopted pursuant to Chapter 156B, Section 70

           (2) For amendments adopted pursuant to Chapter 156B, Section 71

           Note: If the space provided under Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11
---------  sheets of paper leaving a left hand margin of at least 1 inch for
  P.C. binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

        ---------------------------- --------------------------- ----------------------------- -------------
                                              NO PAR VALUE               WITH PAR VALUE
               KIND OF STOCK               NUMBER OF SHARES            NUMBER OF SHARES         PAR VALUE
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                  COMMON
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                 PREFERRED
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------


CHANGE the total to:

        ---------------------------- --------------------------- ----------------------------- -------------
                                              NO PAR VALUE               WITH PAR VALUE
               KIND OF STOCK               NUMBER OF SHARES            NUMBER OF SHARES         PAR VALUE
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                  COMMON
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                 PREFERRED
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our name this 15th day of August, in the year 1988.


                                    /s/ Richard F. Wolf            President
                                    --------------------------
                                    /s/ Richard F. Wolf            Clerk
                                    --------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS



                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

               I HEREBY APPROVE THE WITHIN ARTICLES OF AMENDMENT AND, THE FILING FEE IN THE AMOUNT OF $75.00 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 15TH DAY OF AUGUST, 1988.



                                               /s/ Michael Joseph Connolly
                                               ---------------------------
                                               MICHAEL JOSEPH CONNOLLY
                                                 Secretary of State




                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
                                Sami S. Baghdady
                                Bowditch & Dewey
--------------------------------------------------------------------------------
                                 311 Main Street
--------------------------------------------------------------------------------
                               Worcester, MA 01608
--------------------------------------------------------------------------------
Telephone                        (508) 791-3511


                                                                     COPY MAILED

FORM CD-72-30M-4/86-808881

--------                                              FEDERAL IDENTIFICATION
EXAMINER                                              NO. 042482502
                                                          ---------

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                              --------------------

I, Richard F. Wolf                                , President and
                                                  , Clerk

                                Wolf Coach, Inc.
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at   Auburn Industrial Park, Auburn, MA  01501 - 7 B Street
           ---------------------------------------------------------------------

---------  do hereby certify that the following amendment to the articles of
NAME       organization of the corporation was duly adopted by unanimous consent
APPROVED    vote as of September 16, 1987, by vote of

[ ]          400  shares of    Common Stock   out of  400   shares outstanding,
           ------           -----------------        ------
[ ]                         (Class of Stock)

[ ]               shares of                   out of        shares outstanding,
           ------           -----------------        ------
                             (Class of Stock)

                  shares of                   out of        shares outstanding,
           ------           -----------------        ------
                             (Class of Stock)

           CROSS OUT       being at least two-thirds of each class outstanding
           INAPPLICABLE        and entitled to vote thereon and of each class or
           CLAUSE              series of stock whose rights are adversely
                               affected thereby.

           (1) For amendments adopted pursuant to Chapter 156B, Section 70

           (2) For amendments adopted pursuant to Chapter 156B, Section 71

---------  Note: If the space provided under any Amendment or item on this form
  P.C. is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

        ---------------------------- --------------------------- ----------------------------- -------------
                                             NO PAR VALUE               WITH PAR VALUE
               KIND OF STOCK               NUMBER OF SHARES            NUMBER OF SHARES         PAR VALUE
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                  COMMON
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                 PREFERRED
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------


CHANGE the total to:

        ---------------------------- --------------------------- ----------------------------- -------------
                                             NO PAR VALUE               WITH PAR VALUE
               KIND OF STOCK               NUMBER OF SHARES            NUMBER OF SHARES         PAR VALUE
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                  COMMON
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------
                 PREFERRED
        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

        ---------------------------- --------------------------- ----------------------------- -------------

VOTED: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
          (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under sections sixty-one or sixty-two of Chapter 156B of the General Laws, as now in effect or hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

























         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, I have hereto signed my name this 16th day of September, in the year 1987.

                                            /s/ Richard F. Wolf        President
                                            ------------------------
                                            /s/ Richard F. Wolf        Clerk
                                            ------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS



                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

               I HEREBY APPROVE THE WITHIN ARTICLES OF AMENDMENT AND, THE FILING FEE IN THE AMOUNT OF $75.00 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 22ND DAY OF SEPTEMBER, 1987.




                                                   MICHAEL JOSEPH CONNOLLY
                                                      Secretary of State




                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

          TO:
                            Peter R. Johnson, Esquire
                                Bowditch & Dewey
          -----------------------------------------------------------------
                                 311 Main Street
          -----------------------------------------------------------------
                               Worcester, MA 01608
          -----------------------------------------------------------------
          Telephone (617) 791-3511
          -----------------------------------------------------------------


                                                                COPY MAILED

                        THE COMMONWEALTH OF MASSACHUSETTS



                            ARTICLES OF ORGANIZATION
                     GENERAL LAWS, CHAPTER 156B, SECTION 12



================================================================================


          I HEREBY CERTIFY THAT, UPON AN EXAMINATION OF THE WITHIN-WRITTEN ARTICLES OF ORGANIZATION, DULY SUBMITTED TO ME, IT APPEARS THAT THE PROVISIONS OF THE GENERAL LAWS RELATIVE TO THE ORGANIZATION OF CORPORATIONS HAVE BEEN COMPLIED WITH, AND I HEREBY APPROVE SAID ARTICLES; AND THE FILING FEE IN THE AMOUNT OF $75.00 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 20TH DAY OF MAY 1971

Effective Date
                                                   SECRETARY OF THE COMMONWEALTH



                         TO BE FILLED IN BY CORPORATION

                PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT

TO:
                               John R. Blake, Esq.
--------------------------------------------------------------------------------
                            340 Main Street, Room 565
--------------------------------------------------------------------------------
                             Worcester, Mass. 01608
--------------------------------------------------------------------------------

FILING FEE: 1/20 OF 1% OF THE TOTAL AMOUNT OF THE AUTHORIZED CAPITAL STOCK WITH
     PAR VALUE, AND ONE CENT A SHARE FOR ALL AUTHORIZED SHARES WITHOUT PAR VALUE, BUT NOT LESS THAN $75. GENERAL LAWS, CHAPTER 156B. SHARES OF STOCK WITH A PAR VALUE OF LESS THAN ONE DOLLAR SHALL BE DEEMED TO HAVE PAR VALUE OF ONE DOLLAR PER SHARE.

                                                                     COPY MAILED

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing).

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

     a. The post office address of the initial principal office of the corporation in Massachusetts is:

          94 Main Street, Northborough, Massachusetts 01532

     b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:


                            NAME                        RESIDENCE                   POST OFFICE ADDRESS

PRESIDENT:          Paul J. Wolf                    Northborough, Mass.          63 Shady Lane Avenue
------------------- ------------------------------- ---------------------------- -------------------------------------

TREASURER:          David J. Milliken               Northborough, Mass.          331 Green Street
------------------- ------------------------------- ---------------------------- -------------------------------------

CLERK:              Richard P. Houlihan, Jr.        Worcester, Mass.             25 Otsego Road
------------------- ------------------------------- ---------------------------- -------------------------------------

DIRECTORS:          Paul J. Wolf                    as above                     as above

                    Richard P. Houlihan, Jr.        as above                     as above

                    David J. Milliken               as above                     as above


     c. The date initially adopted on which the corporation's fiscal year ends is:

          April 30th

     d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

          Third Tuesday in September

     e. The name and business address of the resident agent, of any, if the corporation is:

          None

     IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this 19th day of May 1971.

                                              /s/ Paul J. Wolfe
                             ---------------------------------------------------
                                                  Paul J. Wolfe

                             ---------------------------------------------------


                             ---------------------------------------------------

The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                        THE COMMONWEALTH OF MASSACHUSETTS
                               JOHN F. X. DAVOREN
                          SECRETARY OF THE COMMONWEALTH
                                   STATE HOUSE
                                  BOSTON, MASS.
                            ARTICLES OF ORGANIZATION
                              (UNDER G.L. CH. 156B)
                                  INCORPORATORS

                NAME                          POST OFFICE ADDRESS
Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

                Paul J. Wolf                  63 Shady Lane Avenue
                                              Northborough, Massachusetts  01532

     THE ABOVE-NAMED INCORPORATOR(S) DO HEREBY ASSOCIATE (THEMSELVES) WITH THE INTENTION OF FORMING A CORPORATION UNDER THE PROVISIONS OF GENERAL LAWS, CHAPTER 156B AND HEREBY STATE(S):

     1.   THE NAME BY WHICH THE CORPORATION SHALL BE KNOWN IS:

          Wolf Coach, Inc.

     2.   THE PURPOSES FOR WHICH THE CORPORATION IS FORMED ARE AS FOLLOWS:

          To manufacture, assemble, fabricate, customize, design, improve alter, produce, purchase, import, or otherwise acquire, own, hold, store, use, repair, service, sell, market, distribute, export and otherwise dispose of, and generally to trade and deal in and with, as principal, agent or otherwise, mobile coaches and related or similar motor vehicles and any and all machinery, tools, equipment, appliances, devices, supplies and materials used car useful in connection with or incidental to any of the foregoing; to acquire, deal in, license or dispose of all kinds of inventions, processes, trade secrets and know how; to engage in research and development in any field; to engage in and transact any business or activity related, incidental or contributory to the foregoing; to the extent permitted by law, to be a partner in any business enterprise which this corporation would have power to conduct by itself; and in general to carry on any business permitted by the laws of the Commonwealth of Massachusetts to be carried on by a corporation organized under Chapter 156B of the Massachusetts General Laws; all the foregoing to be carried on, conducted or undertaken in this Commonwealth or anywhere on Earth or elsewhere.


NOTE: IF PROVISIONS FOR WHICH THE APACE PROVIDED UNDER ARTICLES 2, 4, 5 AND 6 IS NOT SUFFICIENT ADDITIONS SHOULD BE SET OUT ON CONTINUATION SHEETS TO BE NUMBERED 2A, 2B, ETC. INDICATE UNDER EACH ARTICLE WHERE THE PROVISION IS SET OUT. CONTINUATION SHEETS SHALL BE ON 8 1/2" X 11" PAPER AND MUST HAVE A LEFT-HAND MARGIN 1 INCH WIDE FOR BINDING. ONLY ONE SIDE SHOULD BE USED.

     3. THE TOTAL NUMBER OF SHARES AND THE PAR VALUE, IF ANY, OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED IS AS FOLLOWS:

------------------------- ----------------------------- ----------------------------------------------------
     CLASS OF STOCK            WITHOUT PAR VALUE                          WITH PAR VALUE
------------------------- ----------------------------- ----------------------------------------------------
                                                                                       PAR
                                NUMBER OF SHARES             NUMBER OF SHARES         VALUE       AMOUNT
------------------------- ----------------------------- --------------------------- ---------- -------------
       PREFERRED                                                                               $
------------------------- ----------------------------- --------------------------- ---------- -------------

------------------------- ----------------------------- --------------------------- ---------- -------------
         COMMON                      7,500
------------------------- ----------------------------- --------------------------- ---------- -------------

     *4. IF MORE THAN ONE CLASS TO AUTHORIZED, A DESCRIPTION OF EACH OF THE DIFFERENT CLASSES OF STOCK WITH, IF ANY, THE PREFERENCES, VOTING POWERS, QUALIFICATIONS, SPECIAL OR RELATIVE RIGHTS OR PRIVILEGES AS TO EACH CLASS THEREOF AND ANY SERIES NOW ESTABLISHED:

          None

     *5. THE RESTRICTIONS, IF ANY, IMPOSED BY THE ARTICLES OF ORGANIZATION UPON THE TRANSFER OF SHARES OF STOCK OF ANY CLASS ARE AS FOLLOWS:

          - see continuation sheets 1 through 3 attached hereto.

     *6. OTHER LAWFUL PROVISIONS, IF ANY, FOR THE CONDUCT AND REGULATION OF THE BUSINESS AND AFFAIRS OF THE CORPORATION, FOR ITS VOLUNTARY DISSOLUTION, OR FOR LIMITING, DEFINING, OR REGULATING THE POWERS OF THE CORPORATION, OR OF ITS DIRECTORS OR STOCKHOLDERS, OR OF ANY CLASS OF STOCKHOLDERS:

          To the extent permitted by the By-Laws, meeting of the stockholders of this corporation may be held anywhere in the United States.

          To the extent permitted by law and by the By-laws, the directors (as well as the stockholders) of this corporation shall have the power to make, amend or repeal, in whole or in part, the By-laws.


-------------
* If there are no provisions state "None".

     Restrictions imposed upon the transfer of shares:

     Each share of common stock of the corporation is subject to the requirements and restrictions upon the transfer of such shares set forth below, and the same shall constitute a contract of each shareholder with the corporation, shall be binding upon each shareholder and his heirs, assigns, executors, administrators, or other legal representatives and upon all other persons succeeding to or standing in the place of or holding under the shareholder, whether by act of the :shareholder or by operation of law. These provisions shall not be discharged by any transfer of shares which may be made in compliance with the provisions hereof, but shall apply anew to such shares in the hands of the new holder thereof. These provisions shall not restrict the making of a bona fide pledge of any shares to secure an indebtedness, but shall apply fully with respect to any proposed transfer from the name of the shareholder pursuant to such pledge, whether upon foreclosure or otherwise and whether to the pledgee or to any other person.

     1. Any shareholder desiring to sell or otherwise dispose of any of his shares of common stock, ("transferor shareholder") shall first give written notice thereof to the corporation, and shall therewith offer in writing to sell such shares to the remaining stockholders of the corporation at the "arbitrated price" as defined in paragraph 2 hereof. The transferor shareholder shall transmit with such offer the name of an arbitrator and the certificate or certificates representing the shares of stock which such shareholder desires to sell or otherwise dispose of for deposit with the Directors of the corporation, said certificates to be endorsed in blank for transfer.

     2. Upon receipt of said offer, name and certificate or certificates, the Directors of the corporation shall within five (5) days notify the remaining shareholders of said receipt. The remaining shareholders shall then, within ten
(10) days after the giving of said notice by the Directors, and by decision of a majority of shares held by said remaining shareholders, designate an arbitrator and shall notify the Directors in writing of such designation. The Directors shall then promptly notify the arbitrator designated by the transferor shareholder of the name of the arbitrator designated by the remaining shareholders. Both arbitrators shall then, within five (5) days after receipt of notice by the arbitrator designated by the transferor shareholder as aforesaid, meet and designate a third arbitrator, whereupon the three arbitrators shall meet to discuss, study and render a decision, within ten (l0) days after designation of the third arbitrator, as to the value of the shares proposed to be transferred by the transferor shareholder. Such valuation shall be based upon such standard valuation method or methods as the arbitrators may select and the decision of a majority of the arbitrators shall be binding upon all stockholders of the corporation. If the two arbitrators initially designated shall fail to agree upon a third arbitrator within the aforesaid five (5) day period, either arbitrator may request the American Arbitration Association ("Association") to designate a third arbitrator, whereupon the three arbitrators shall meet and promptly decide the matter in question as aforesaid and report their decision to the Directors of the corporation. The procedures for rendering a decision by the arbitrators shall be governed by the rules of the Association, with the transferor shareholder and the remaining shareholders to bear the costs and expenses of their respective arbitrator and with the costs and expenses of the third arbitrator to be shared one-half (1/2) by the transferor shareholder and one-half (1/2) by the remaining shareholders.

     3. The Directors of the corporation, within five (5) days after receipt of the arbitrators' decision, shall notify all shareholders in writing as to the same. Each remaining shareholder shall be entitled to purchase, within five (5) days of the giving of notice by the Directors, such part of the shares proposed to be transferred as his then stockholdings in the corporation bear to the then stockholdings of all the remaining shareholders. Any of the shares proposed to be transferred which are not so purchased shall be reoffered for an additional five (5) day period to those remaining shareholders who have purchased their initial allocation in full, such reoffer to be in the proportion that each eligible remaining shareholder's then stockholdings in the corporation (including shares already purchased from the shares proposed to be transferred) bears to the then stockholdings (including shares already so purchased) of all the remaining shareholders eligible to purchase shares pursuant to such reoffering. The foregoing procedure shall be repeated until all remaining shareholders have declined to purchase further shares from among those proposed to be transferred and thereupon the unpurchased shares may be transferred as proposed within the fifteen (15) day period after all remaining shareholders have declined to purchase further shares from among those proposed to be transferred. Any such shares not transferred by the transferor shareholder within this fifteen (15) day period shall become again subject to the restrictions on transferability set forth herein.

     4. Shares shall be purchased hereunder by delivery to the Directors of the corporation by the remaining shareholder making such purchase of cash or a certified, bank or tellers' check in the proper amount within the applicable five day period. Upon completion of purchases by the remaining shareholders of the shares proposed to be transferred, the Directors shall deliver to the remaining shareholders certificates for the shares of stock they have respectively purchased and shall deliver to the transferor shareholder the payments received for shares so purchased by the remaining shareholders and a certificate for the unpurchased shares.

     5. In transmitting offers of the transferee shareholder's shares to the remaining shareholders hereunder, the Directors shall make such adjustments in the shares offered to each remaining shareholder as shall be necessary to eliminate any offer of a fractional share.

     6. In any case arising under the foregoing restrictions on transfer, the stockholders of the corporation, by a unanimous vote at a meeting duly called and held at least in part for the purpose, may waive for the specific transfer proposed any one or more of the foregoing restrictions on transfer upon such terms and conditions as they by such vote shall determine.

     7. Failure of the remaining shareholders to designate an arbitrator within the ten (10) day period specified in paragraph 2 shall entitle the transferor shareholder to transfer, without complying with the rest of these provisions, the shares as to which he has given notice of intention to transfer.

     8. In the event that the three arbitrators designated pursuant to paragraph 2 are unable to render a decision within thirty (30) days after designation of the third arbitrator by the Association, the matter of valuation shall be referred to the Association far its prompt decision.